Scudder
New York
Tax Free Money Fund


Scudder
New York
Tax Free Fund

Annual Report
March 31, 1998

Pure No-Load(TM) Funds


For investors seeking triple-tax-free income exempt from New York state and New York City personal income taxes and regular federal income taxes.


A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.


SCUDDER                    (logo)

                      Scudder New York Tax Free Money Fund

--------------------------------------------------------------------------------
Date of Inception:  5/28/87  Total Net Assets as of       Ticker Symbol:  SCNXX
                             3/31/98: $92.5 million
--------------------------------------------------------------------------------

o Scudder New York Tax Free Money Fund offered a seven-day effective yield of 3.02% on March 31, 1998, equivalent to a 5.37% taxable yield for investors in the top federal and state income tax brackets.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE


BAR CHART TITLE:

                    7-Day Effective Yield on March 31, 1998

BAR CHART DATA:

                       -----------------------------------
                       Scudder New York      Taxable
                        Tax Free Money      Equivalent
                             Fund             Yield
                       -----------------------------------
                             3.02%            5.37%
                       -----------------------------------




                                Table of Contents

   4  Letter from the Fund's President   34  Report of Independent Accountants
   7  Portfolio Management Discussion    35  Tax Information
  12  Glossary of Investment Terms       36  Shareholder Meeting Results
  13  Investment Portfolio               40  Officers and Trustees
  16  Financial Statements               41  Investment Products and Services
  19  Financial Highlights               42  Scudder Solutions
  30  Notes to Financial Statements


                    2 - Scudder New York Tax Free Money Fund

                         Scudder New York Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  7/22/83  Total Net Assets as of      Ticker Symbol:  SCYTX
                             3/31/98: $195.7 million
--------------------------------------------------------------------------------


o Scudder New York Tax Free Fund provided a 4.00% 30-day net annualized SEC yield on March 31, 1998. For shareholders subject to the 43.74% maximum combined federal and state income tax rate, the Fund's yield was equal to a taxable yield of 7.11%. The Fund posted a solid 11.20% total return for its most recent fiscal year ended March 31, 1998.


THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE


BAR CHART TITLE:

                       30-Day SEC Yield on March 31, 1998

BAR CHART DATA:

                       -----------------------------------
                                              Taxable
                       Scudder New York     Equivalent
                         Tax Free Fund        Yield
                       -----------------------------------
                            4.00%             7.11%
                       -----------------------------------




                                Table of Contents

   4  Letter from the Fund's President    30  Notes to Financial Statements
   5  Performance Update                  34  Report of Independent Accountants
   6  Portfolio Summary                   35  Tax Information
   9  Portfolio Management Discussion     38  Shareholder Meeting Results
  12  Glossary of Investment Terms        40  Officers and Trustees
  20  Investment Portfolio                41  Investment Products and Services
  26  Financial Statements                42  Scudder Solutions
  29  Financial Highlights


                       3 - Scudder New York Tax Free Fund

                        Letter from the Funds' President
Dear Shareholders,

     We are pleased to report to you concerning the performance of Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund over their most recent fiscal year ended March 31, 1998. Scudder New York Tax Free Money Fund posted a 5.37% tax equivalent yield based on the maximum federal and state tax rates at the close of the period.

     Scudder New York Tax Free Fund posted a 4.00% 30-day net annualized SEC yield as of March 31, equivalent to a taxable yield of 7.11% for investors in the top New York tax bracket. In addition, the Fund earned a solid total return of 11.20% for the 12 months ended March 31. Please read the portfolio management discussions beginning on page 7 for more information.

     As of January 1, 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. As of January 1 we also welcomed a new portfolio management team for Scudder New York Tax Free Money Fund: Frank J. Rachwalski, Jr., Lead Portfolio Manager, and Jerri I. Cohen, Portfolio Manager, with a combined 42 years of investment industry experience.

     For those of you interested in new Scudder products, we recently introduced three industry sector funds as a part of our Choice Series: Scudder Financial Services Fund, which seeks long-term growth by investing in financial services companies in the United States and abroad; Scudder Health Care Fund, which seeks long-term growth from health care companies located around the world; and Scudder Technology Fund, which pursues long-term growth by investing in companies that develop, produce, or distribute technology. In addition, April 6, 1998, marked the debut of our newest entrant in the growth and income category:
Scudder Real Estate Investment Fund, investing in equity securities of companies in the real estate industry. Please see page 41 for more information on Scudder products and services.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 42 provides more information on how to contact Scudder. Thank you for choosing Scudder to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder New York Tax Free Money Fund
     Scudder New York Tax Free Fund

                    4 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                     Performance Update as of March 31, 1998

-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended   Growth of            Average
3/31/98         $10,000  Cumulative  Annual
-------------------------------------------
Scudder New York Tax Free Fund
-------------------------------------------
1 Year          $11,120    11.20%    11.20%
5 Year          $13,554    35.54%     6.27%
10 Year         $22,038   120.38%     8.22%
-------------------------------------------
Lehman Brothers Municipal Bond Index
-------------------------------------------
1 Year          $11,073    10.73%    10.73%
5 Year          $13,911    39.11%     6.82%
10 Year         $22,289   122.89%     8.34%

-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended March 31

   Scudder New York
    Tax Free Fund
Year           Amount
---------------------
'88           $10,000
'89           $10,855
'90           $11,743
'91           $12,659
'92           $14,065
'93           $16,260
'94           $16,473
'95           $17,525
'96           $18,919
'97           $19,819
'98           $22,038

Lehman Brothers Municipal
     Bond Index
Year           Amount
---------------------
'88           $10,000
'89           $10,719
'90           $11,851
'91           $12,943
'92           $14,238
'93           $16,022
'94           $16,393
'95           $17,611
'96           $19,088
'97           $20,129
'98           $22,289

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                           Yearly periods ended March 31

                       1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     --------------------------------------------------------------------------------
Net Asset Value      $10.53  $10.60  $10.73  $10.98  $11.40  $10.32  $10.38  $10.67  $10.63  $11.27
Income Dividends     $  .72  $  .69  $  .67  $  .65  $  .61  $  .54  $  .52  $  .53  $  .53  $  .51
Capital Gains and
Other Distributions  $   --  $  .09  $   --  $  .25  $  .61  $  .73  $  .05  $   --  $  .01  $  .02
Fund Total
Return (%)             8.55    8.18    7.79   11.11   15.60    1.31    6.39    7.95    4.76   11.20
Index Total
Return (%)             7.21   10.56    9.22   10.02   12.52    2.32    7.43    8.38    5.45   10.73

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

                       5 - Scudder New York Tax Free Fund

                    Portfolio Summary as of March 31, 1998

-------------------------------
Diversification
-------------------------------
Core Cities/Lease           20%
State General Obligation    13%
Higher Education            11%
Water/Sewer Revenue         10%
Hospital/Health              9%
County General Obligation/
  Lease                      7%
Pollution Control/
 Industrial Development      6%
Other General Obligation/
  Lease                      6%
Port/Airport Revenue         5%
Miscellaneous Municipal     13%
-------------------------------
                           100%
-------------------------------

The Fund invests in a broad
selection of New York tax-free
bonds.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Quality
------------------------------
AAA                        47%
AA                          6%
A                          13%
BBB                        21%
Not Rated                  13%
------------------------------
                          100%
------------------------------

Weighted average quality: AA

Overall portfolio quality remains
high, with over 65% of portfolio
securities rated A or better as of
March 31.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Effective Maturity
------------------------------
Less than 1 year            2%
1-5 years                   5%
5-10 years                 48%
10-15 years                30%
Greater than 15 years      15%
------------------------------
                          100%
------------------------------

Weighted average effective maturity:
10.5 years

We continue to focus on the
purchase of noncallable bonds with
maturities of 15 years or less.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's investment portfolio, see page 20.

                       6 - Scudder New York Tax Free Fund

                         Portfolio Management Discussion

                      Scudder New York Tax Free Money Fund

Dear Shareholders,

During Scudder New York Tax Free Money Fund's most recent fiscal year, interest rates of tax-exempt money fund instruments drifted downward in the face of healthy demand for these securities, no action on interest rates by the Federal Reserve, and a vibrant U.S. economy accompanied by low inflation. The Fund's 7-day effective yield as of March 31 was 3.02%. For investors in the highest combined state and federal income tax bracket, the Fund's yield equaled a 5.37% compounded taxable yield, higher than the 5.03% average for taxable money funds, according to IBC Financial Data, Inc., an independent firm that tracks money fund performance. Our strategy during this period was to purchase tax-exempt commercial paper -- which enables the buyer to select a specific maturity date -- with three-, four-, and five-month maturities. We also attempted to obtain attractive value by concentrating our purchases during periods of seasonal market weakness.

With the State's economy continuing to grow, barring any downturn in the U.S. economy caused by aftershocks from the Asian crisis we believe the New York tax-free money market and the Fund should perform well over the coming months. We will continue to seek to take advantage of seasonal market weakness, such as in April, when last-minute


                    7 - Scudder New York Tax Free Money Fund taxpayers sell their securities and create a temporary surge of supply that lasts into May. Our continuing goal is to provide New York Fund shareholders with a competitive triple-tax-free yield by searching for high-quality, short-term municipal securities while actively managing the Fund's average maturity.

Sincerely,

Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr. /s/Jerri I. Cohen

Frank J. Rachwalski, Jr.    Jerri I. Cohen

                                Scudder New York
                              Tax Free Money Fund:
                          A Team Approach to Investing

  Scudder New York Tax Free Money Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Frank J. Rachwalski, Jr. assumed responsibility for the Fund's day-to-day management in 1998. Mr. Rachwalski joined the Adviser in 1973 and he has 25 years of experience managing money market portfolios. Jerri
  I. Cohen, Portfolio Manager, joined the Fund's team in January 1998. Ms. Cohen, who has been with the Adviser since 1981, has 17 years of experience in the financial industry including five years in tax-exempt money fund investing.

                    8 - Scudder New York Tax Free Money Fund

                        Portfolio Management Discussion

                         Scudder New York Tax Free Fund

Dear Shareholders,

For its most recent fiscal year ended March 31, 1998, Scudder New York Tax Free Fund posted a solid total return as interest rates continued a slow and steady decline against a backdrop of low inflation and healthy economic growth. The Fund's 11.20% total return for the period consisted of a $0.64 increase in net asset value per share to $11.27, income distributions of $0.51 per share, and a short-term capital gain distribution of $0.02 per share. This return outpaced the 10.49% average of 97 similar funds tracked by Lipper over the 12-month period.

                                 New York Update

New York State was without an approved state budget as of April 1, 1998 -- the fourteenth consecutive year this deadline has passed unmet. The most contentious issue preventing an agreement was how to allocate the State's $2 billion 1998 fiscal year General Fund surplus. Despite the lack of resolution on this front, New York continues to benefit from the strength of its own economy as well as that of the U.S. economy.

Higher than expected income tax revenues and lower than expected social service costs accounted for New York's budget surplus. The State will use $800 million of this surplus to finance expenditures in the 1999 fiscal year budget. The State's economy continues to grow, though more slowly than the national economy. New York's 1997 private sector job growth of 2%, or 115,300 jobs, was the highest rate in ten years. The underlying strength of New York's economy continues to lie in the finance, insurance, and real estate sectors. Companies on Wall Street have been reaping tremendous profits resulting in higher salaries and even higher year-end bonuses for their employees. In 1996, the State's per capita income was $26,782 -- 18% higher than the national average.

Governor Pataki's proposed budget includes $1 billion in new debt financing for various State projects, over one half of which is earmarked for school construction. Due to the size of the State's budget and its high wealth levels, we believe the State's growing debt burden and the Governor's proposed bond issuance will not lead to a deterioration of New York's credit standing.

                                Steady Growth and
                                  Low Inflation

The long-running U.S. economic scenario of moderate growth and low inflation forges on. Asia, expected by many to export its way out of economic crisis and in doing so derail U.S. growth, has so far increased exports only modestly. At the same time, the U.S. bond market has benefited from Federal Reserve inaction on interest rates, falling commodity prices, mixed economic statistics, and portfolio rebalancing by investors who have acted to reduce the overweighting of stocks in their portfolios. Moreover, the municipal bond market has enjoyed its first significant increase in investor interest in four years. During the Fund's most recent


                       9 - Scudder New York Tax Free Fund

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Municipal Yields Compared with Inflation
March 31, 1995 - March 31, 1998

LINE CHART DATA:

 -----------------------------------------------------
                   CPI             10-year
                               municipal bonds
 -----------------------------------------------------

 3/95              2.81             4.90
                   2.73             4.65
                   2.90             5.00
 1/96              2.95             5.15
                   2.99             5.00
                   3.04             4.85
                   2.50             5.10
 1/97              2.23             4.75
                   2.08             4.50
                   1.84             4.60
                   1.60             4.20
                   1.40             4.30
 3/98              1.40             4.50
 -----------------------------------------------------


(Chart indicates a 3.10% spread between the 10-year municipal bonds at 4.50% (3/98) and the CPI at 1.40% (3/98).)


Municipal yields represented by 10-year, AAA-rated municipal bonds.

Inflation represented by CPI (Consumer Price Index).

Sources:  Salomon Brothers; Datastream
----------

fiscal year, yields of 10-year Treasury bonds declined 1.3 percentage points and their prices rose 9.3%, while yields of comparable municipal bonds declined almost three quarters of a percentage point and their prices increased 5.2%.

It's important to note that in the current environment of lower municipal bond yields, "real" interest rates -- interest rates minus increases in the CPI, a recognized barometer of inflation -- have rarely been higher. Real interest rates depict the level of income bondholders actually earn, taking into account the erosion in value of their principal from inflation. The chart above illustrates the widening gap between yield levels and inflation since March 1995.

                     Focus on Intermediate Noncallable Bonds

As a means of locking in a substantial income stream for Scudder New York Tax Free Fund over time, we continue to focus on the purchase of noncallable bonds with maturities of 15 years or less. As of March 31, over 80% of the Fund's securities had maturities in this range. We also continue to look for opportunities to add high yielding BBB-rated and non-rated bonds to the portfolio. Higher yielding bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. During the most recent fiscal year, the Fund benefited from a credit upgrade of New York City bonds from BBB to A3 by Moody's ratings service. (The Fund previously increased its New York City holdings significantly in 1996.) Many other New York municipal credits were also upgraded during the period, including State lease bonds held by the Fund. (For a summary of the Fund's quality, diversification, and maturity structure, see page 6.)

Overall portfolio quality remains high, with over 60% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of New York municipal bonds, including core cities/lease, general obligation, and higher education bonds.

The Fund seeks to provide investors with a competitive level of federal and state tax-exempt income as well as the best possible total return performance. Our long-term investment strategy focuses on four basic elements: (1) purchasing bonds with effective maturities of 15 years or less;


                      10 - Scudder New York Tax Free Fund

(2) purchasing noncallable bonds at yields close to those of callable bonds with comparable maturities; (3) purchasing high-yielding callable bonds, and (4) diversifying investments based on careful credit selection.

                                     Outlook

In the words of Federal Reserve Chairman Greenspan, the U.S. economy delivered "exemplary performance" in 1997, with real GNP growth of 3.8%. We believe this level of growth will be difficult to maintain in 1998 because of two current drags on the economy -- burdensome consumer debt, and a high level of corporate write-offs -- and one that still looms -- possible economic fallout from Asia's troubles. Any slowdown from current levels of growth would provide a basis for a sustained decline in interest rates and favorable bond market performance. At the same time, we believe that the Fed will stand ready to raise interest rates at the first sign of runaway growth.

We will continue our focus on noncallable municipal bonds with maturities of 15 years or less as we seek to boost yield and achieve attractive long-term returns for our investors. In addition, we will attempt to limit volatility by maintaining a neutral average maturity and high overall credit quality as we pursue triple-tax-free income and competitive total return for Scudder New York Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Jeremy L. Ragus        /s/Christopher J. Mier

Jeremy L. Ragus           Christopher J. Mier


                                Scudder New York
                                 Tax Free Fund:
                          A Team Approach to Investing

  Scudder New York Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

  Lead Portfolio Manager Jeremy L. Ragus has had responsibility for the Fund's day-to-day management since 1990. Mr. Ragus, who joined the Adviser in 1990, has 16 years of experience in municipal investing. Christopher J. Mier, Portfolio Manager, joined the Fund's management team in 1998. Mr. Mier, who has been with the Adviser since 1986, has more than 20 years of experience in municipal investing and portfolio management.


                      11 - Scudder New York Tax Free Fund

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                   12 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                    Investment Portfolio as of March 31, 1998

                                                                                                    Credit
                                                                                   Principal      Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------
New York
Albany, New York, Industrial Development Authority, Davies Office Refurbishing,
  Series 1997,Weekly Demand Note, AMT, 3.55%, 2/1/17* ........................... 2,300,000          A1              2,300,000
Buffalo, NY, Revenue Anticipation Notes, 4.4%, 8/5/98 ........................... 1,000,000          SP1+            1,001,953
Erie County, NY, Water Authority, Waterworks Revenue, Weekly Demand Bonds,
  3.45%, 12/1/16 (c)* ........................................................... 2,000,000          A1+             2,000,000
Freeport Union Free School District, NY, Tax Anticipation Note, 4.25%, 6/29/98 .. 1,500,000          SKI             1,500,880
Hempstead, NY, Industrial Development Agency, Trigen-Nassua Energy Corporation,
  Weekly Demand Note, AMT, 3.55%, 9/15/15* ...................................... 1,000,000          A1+             1,000,000
Monroe County, NY, General Obligation, Tax Exempt Commercial Paper, Series 1997,
  3.25%, 5/11/98 ................................................................ 1,000,000          A1+             1,000,000
Monroe County, NY, Industrial Development Agency, Office Building Associates,
  Series 1992, Weekly Demand Note, 3.45%, 10/1/00* .............................. 1,499,000          P1              1,499,000
Municipal Assistance Corp. for New York City:
  Series 1996G, 4.5%, 7/1/98 .................................................... 1,500,000          AA              1,502,357
  Series K1, Weekly Demand Note, 3.5%, 7/1/08* .................................. 2,000,000          A1+             2,000,000
  Series K2, Adjustable Weekly, 3.5%, 7/1/08* ................................... 3,600,000          A1+             3,600,000
  Tax Exempt Commercial Paper, 3.45%, 5/5/98 .................................... 1,500,000          A1+             1,500,000
  Tax Exempt Commercial Paper, 3.45%, 5/18/98 ................................... 2,000,000          A1+             2,000,000
  Tax Exempt Commercial Paper, 3.3%, 6/15/98 .................................... 2,000,000          A1+             2,000,000
Nassua County, NY, Tax Anticipation Note, 4.25%, 12/22/98 ....................... 1,000,000          SP1             1,002,934
New York City Health and Hospital Corporation Revenue, Series 1997 A, Weekly
  Demand Note, 3.5%, 2/15/26* ................................................... 1,000,000          A1+             1,000,000
New York City, Housing Development Corporation, Revenue Bonds, Weekly Demand
  Note, 3.5%, 5/1/30* ........................................................... 1,000,000          A1              1,000,000
New York City, Industrial Development Agency, Korean Airlines, Series 1997 A,
  Weekly Demand Note, 3.6%, 11/1/24* ............................................ 2,000,000          MIG1            2,000,000
New York City Municipal Water Finance Authority, Daily Demand Note:
  3.85%, 6/15/22 (c)* ...........................................................   200,000          MIG1              200,000
  3.85%, 6/15/24 (c)* ...........................................................   300,000          MIG1              300,000
New York City, NY, General Obligation:
  Series 1993B, Daily Demand Note, 3.8%, 10/1/20 (c)* ...........................   200,000          A1+               200,000
  Series 1993B, Daily Demand Note, 3.8%, 10/1/22 (c)* ...........................   300,000          A1+               300,000
  Series 1994A-4, Daily Demand Note, 3.85%, 8/1/22* .............................   200,000          MIG1              200,000
  Series 1994B-2, Daily Demand Note, 3.85%, 8/15/03 (c)* ........................ 1,500,000          MIG1            1,500,000
New York City, NY, Revenue Anticipation Notes, Series 1997 A, 4.5%, 6/30/98 ..... 2,000,000          SP1+            2,003,077

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder New York Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
------------------------------------------------------------------------------------------------------------------------------
New York City, NY, Tax Exempt Commercial Paper, General Obligation:
  3.45%, 4/20/98 (c) ............................................................ 1,000,000          A1+             1,000,000
  3.45%, 5/11/98 ................................................................ 2,400,000          A1+             2,400,000
New York Metropolitan Transportation Authority, Daily Demand Note, 3.85%,
  1/1/18 (c)* ................................................................... 3,000,000          MIG1            3,000,000
New York State Energy Research and Development Authority:
  Gas Facilities Revenue Bonds, Weekly Demand Note, 3.6%, 12/1/20 (c)* .......... 1,000,000          A1+             1,000,000
  Long Island Lighting Co., Weekly Demand Note, 3.55%, 12/1/27* ................. 4,000,000          MIG1            4,000,000
  New York State Electric & Gas Co.:
   1994 Series C, Daily Demand Note, 3.65%, 6/1/29* ............................. 1,565,000          A1+             1,565,000
   1994 Series D, Daily Demand Note, 3.65%, 10/1/29* ............................ 1,400,000          A1+             1,400,000
  Pollution Control Revenue, Niagara Mohawk Co.:
   1985 Series A, Daily Demand Note, 3.95%, 7/1/15* .............................   200,000          A1+               200,000
   1985 Series B, Daily Demand Note, 3.75%, 12/1/25* ............................   200,000          P1                200,000
   1985 Series C, Daily Demand Note, 3.75%, 12/1/25* ............................   200,000          P1                200,000
   1987 Series B, Daily Demand Note, AMT, 4%, 7/1/27* ...........................   300,000          A1+               300,000
  Pollution Control Revenue, Orange & Rockland Utilities, Weekly Demand Notes,
   3.45%, 10/1/14 (c)* .......................................................... 2,100,000          MIG1            2,100,000
New York State Housing Finance Agency:
  Hospital for Special Surgery, Weekly Demand Bonds, 3.3%, 11/1/10* ............. 2,110,000          MIG1            2,110,000
  Normandie Court 1 Housing Revenue, Weekly Demand Bond, 3.5%, 5/15/15* ......... 3,900,000          MIG1            3,900,000
  Tribeca Landing Housing, Revenue Bonds, Weekly Demand Note, AMT,
   Series 1997A, 3.5%, 11/1/30* ................................................. 2,000,000          A1              2,000,000
New York State Job Development Authority:
  Special Purpose, Series B1-21, Daily Demand Note, AMT, 3.8%, 3/1/05* ..........   830,000          MIG1              830,000
  Variable Rate Demand Bond, Series 1984F, 4.1%, 3/1/99* ........................   495,000          MIG1              495,000
New York State Local Government Assistance Corporation, Series 1993 A,
  Weekly Demand Note, 3.45%, 4/1/22* ............................................ 1,000,000          MIG1            1,000,000
New York State Medical Care Facilities Finance Agency, Children's Hospital of
  Buffalo, Weekly Demand Bond, 3.5%, 11/1/05* ................................... 2,500,000          MIG1            2,500,000
New York State, Tax Exempt Commercial Paper:
  Bond Anticipation Notes, 3.65%, 6/18/98 ....................................... 2,000,000          A1              2,000,000
  Dormitory Authority, 3.45%, 5/7/98 ............................................   200,000          A1                200,000
  Environmental Facilities Corp., 3.45%, 6/22/98 ................................ 2,000,000          A1+             2,000,000
  Environmental Quality, 3.6%, 4/9/98 ........................................... 1,500,000          A1+             1,500,000
  Environmental Quality Control, 3.4%, 6/8/98 ................................... 1,000,000          A1+             1,000,000

    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder New York Tax Free Money Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)        Value ($)
                                                                                  Amount ($)      (Unaudited)       (Note A)
------------------------------------------------------------------------------------------------------------------------------
  Environmental Quality Control, 3.5%, 6/3/98 ................................... 3,000,000          A1+             3,000,000
  Power Authority of New York, 3.25%, 5/6/98 .................................... 1,500,000          A1              1,500,000
  Power Authority of New York, 3.5%, 5/11/98 .................................... 2,000,000          A1              2,000,000
Onondaga County, NY, Industrial Development Agency, Southern Container Corp.,
  Weekly Demand Note, AMT, 3.55%, 8/1/07* ....................................... 1,500,000          SKI             1,500,000
Port Authority of New York and New Jersey, Tax Exempt Commercial Paper, AMT:
  3.15%, 4/3/98 ................................................................. 1,370,000          A1+             1,370,000
  3.5%, 6/25/98 .................................................................   960,000          A1+               960,000
Schenectady, NY, Industrial Development Revenue, 3.5%, 6/1/09* .................. 2,070,000          P1              2,070,000
Suffolk County, NY, Tax Anticipation Notes, 4.25%, 8/13/98 ...................... 4,000,000          SP1+            4,009,013
Triborough Bridge and Tunnel Authority, NY, Special Obligation, Weekly Demand
  Bonds, 3.45%, 1/1/24 (c)* ..................................................... 4,600,000          MIG1            4,600,000
Ulster County, NY, Bond Anticipation Notes, 4.5%, 5/15/98 ....................... 1,908,000          SKI             1,908,883
West Babylon Union Free School District, NY, Tax Anticipation Notes,
  4.25%, 6/25/98 ................................................................ 1,500,000          SKI             1,501,006
Puerto Rico
Commonwealth of Puerto Rico Tax and Revenue Anticipation Notes, Series 1997 A,
  4.5%, 7/30/98 ................................................................. 4,000,000          SP1+            4,011,355
------------------------------------------------------------------------------------------------------------------------------
Total Municipal Investments (Cost $97,940,458)                                                                      97,940,458
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $97,940,458) (a)                                                         97,940,458
------------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $97,940,458.

 (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) have been determined by the Adviser to be of comparable quality to rated eligible securities.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

      AMT: Alternative minimum tax

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder New York Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at value (identified cost $97,940,458) ..................     $  97,940,458
                 Cash .................................................................           253,584
                 Interest receivable ..................................................           646,851
                 Receivable for Fund shares sold ......................................           160,939
                 Other assets .........................................................             1,368
                                                                                           ----------------
                 Total assets .........................................................        99,003,200
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed .....................................         6,395,683
                 Dividends payable ....................................................            22,626
                 Accrued management fee ...............................................            46,042
                 Other payables and accrued expenses ..................................            24,809
                                                                                           ----------------
                 Total liabilities ....................................................         6,489,160
                -------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  92,514,040
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net realized gain (loss) .................................           (52,500)
                 Paid-in capital ......................................................        92,566,540
                -------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $  92,514,040
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($92,514,040 / 92,516,860 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ........................................................             $1.00
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder New York Tax Free Money Fund

                             Statement of Operations
                            year ended March 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest .............................................................     $   2,439,038
                                                                                           ----------------
                 Expenses:
                 Management fee .......................................................           337,692
                 Services to shareholders .............................................            78,469
                 Custodian and accounting fees ........................................            40,959
                 Trustees' fees and expenses ..........................................            16,816
                 Auditing .............................................................            24,276
                 Reports to shareholders ..............................................            10,571
                 Legal ................................................................             6,329
                 Registration fees ....................................................             5,905
                 Other ................................................................             8,266
                                                                                           ----------------
                 Total expenses before reductions .....................................           529,283
                 Expense reductions ...................................................          (122,374)
                                                                                           ----------------
                 Expenses, net ........................................................           406,909
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          2,032,129
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   2,032,129
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    17 - Scudder New York Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                                        Years Ended March 31,
Increase (Decrease) in Net Assets                                                      1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................     $ 2,032,129       $ 1,613,526
                                                                                 ----------------  ----------------
                 Distributions to shareholders from net investment
                   income ....................................................      (2,032,129)       (1,613,526)
                                                                                 ----------------  ----------------
                 Fund share transactions at net asset value of $1.00
                   per share:
                 Shares sold .................................................     133,210,045        52,781,839
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .............................       1,770,083         1,405,013
                 Shares redeemed .............................................    (102,004,740)      (53,062,079)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ..............................................      32,975,388         1,124,773
                                                                                 ----------------  ----------------
                 Increase (decrease) in net assets ...........................      32,975,388         1,124,773
                 Net assets at beginning of period ...........................      59,538,652        58,413,879
                                                                                 ----------------  ----------------
                 Net assets at end of period .................................     $92,514,040       $59,538,652
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                    18 - Scudder New York Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                  Years Ended March 31,
                                     1998    1997    1996    1995     1994    1993    1992    1991     1990    1989
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning         -----------------------------------------------------------------------------------
   of period .....................  $1.000  $1.000  $1.000  $1.000   $1.000  $1.000  $1.000  $1.000   $1.000  $1.000
                                   -----------------------------------------------------------------------------------
Net investment income ............    .030    .028    .031    .025     .017    .022    .035    .046     .052    .047
Distributions from net
   investment income .............   (.030)  (.028)  (.031)  (.025)   (.017)  (.022)  (.035)  (.046)   (.052)  (.047)
Net asset value, end of            -----------------------------------------------------------------------------------
   period ........................  $1.000  $1.000  $1.000  $1.000   $1.000  $1.000  $1.000  $1.000   $1.000  $1.000
                                   -----------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .............    3.06    2.85    3.18    2.57     1.75    2.22    3.55    4.69     5.33    4.78
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ..................      93      60      58      55       47      40      36      40       36      41
Ratio of operating expenses, net
   to average daily net
   assets (%) ....................     .60     .60     .60     .60      .60     .60     .60     .60      .60     .53
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ..........     .78     .85     .86     .89      .97     .97    1.01    1.08     1.08     .98
Ratio of net investment income to
   average daily net assets (%) ..    3.00    2.81    3.13    2.56     1.73    2.19    3.46    4.57     5.21    4.76

(a) Total returns would have been lower had certain expenses not been reduced.


                    19 - Scudder New York Tax Free Money Fund

                    Investment Portfolio as of March 31, 1998

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 2.2%
------------------------------------------------------------------------------------------------------------------------------
New York
New York City Municipal Water Finance Authority, Variable Rate Demand Note,
  3.85%, 6/15/24* (c) ..........................................................    300,000          MIG1              300,000
New York City, NY, General Obligation:
  Daily Demand Note, 3.85%, 8/1/23* ............................................  1,100,000          MIG1            1,100,000
  Series A-5, Daily Demand Note, 3.85%, 8/1/16* ................................    700,000          A1+               700,000
  Series A-4, Daily Demand Note, 3.85%, 8/1/22* ................................    500,000          MIG1              500,000
  Series B, Daily Demand Note, 3.8%, 10/1/20 (c)* ..............................    100,000          A1+               100,000
  Series B, Floating Rate, 3.85%, 8/15/03 (c)* .................................    100,000          MIG1              100,000
  Series 1995B, 3.7%, 8/15/05 (c)* .............................................    400,000          MIG1              400,000
New York State Energy Research & Development Daily Demand Note,
  3.65%, 6/1/29* ...............................................................  1,000,000          A1+             1,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $4,200,000)                                                             4,200,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 97.8%
------------------------------------------------------------------------------------------------------------------------------
New York
34th Street Partnership Inc., NY, Capital Improvement, 5.5%, 1/1/14 ............  1,900,000          A               1,930,856
Albany County Airport Revenue:
  Series 1997, 5.375%, 12/15/17 (c) ............................................  1,000,000          AAA             1,007,254
  Series 1997, 5.5%, 12/15/19 (c) ..............................................  1,000,000          AAA             1,024,210
Albany, NY, General Obligation, 7%, 1/15/08 (c) ................................    485,000          AAA               518,999
Canandaigua, NY, School District, General Obligation:
  6.4%, 6/1/08 (c) .............................................................    500,000          AAA               575,905
  6.5%, 6/1/11 (c) .............................................................    550,000          AAA               645,739
Chautauqua County, NY:
  7.3%, 4/1/08 (c) .............................................................    575,000          AAA               701,431
  7.3%, 4/1/09 (c) .............................................................    575,000          AAA               706,169
  Series 1990, 7.3%, 4/1/07 (c) ................................................    465,000          AAA               560,641
  Series 1990, 6.4%, 9/15/08 (c) ...............................................    520,000          AAA               600,730
Dutchess County, NY, Resource Recovery, General Obligation, 7.5%, 1/1/09 (c) ...  1,000,000          AAA             1,073,450
Erie County, New York, Public Improvement Unlimited, Series 1992,
  6.125%, 1/15/12 (c) ..........................................................    590,000          AAA               669,414
Glen Cove Housing Authority, Series 1996, AMT, 8.25%, 10/1/26 ..................  1,500,000          NR              1,672,965
Inverse Variable Rate Certificate Trust, Metropolitan Transit Authority,
  Series 1993 B, 6.52%, 6/30/02 (c)** ..........................................  8,000,000          NR              8,760,000
Islip New York Community Development Agency, 7.5%, 3/1/26 ......................  4,000,000          NR              4,435,600

    The accompanying notes are an integral part of the financial statements.


                       20 - Scudder New York Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Jamestown, New York, General Obligation:
  Series 1991 A, 7%, 3/15/07 (c) ...............................................    725,000          AAA               857,958
  Series 1991 A, 7%, 3/15/08 (c) ...............................................    600,000          AAA               717,156
Monroe County, NY, General Obligation:
  Series 1996, 6%, 6/1/06 ......................................................    500,000          AA                553,990
  Series 1996, 6%, 3/1/13 ......................................................  1,050,000          AA              1,179,486
  Series 1996, 6%, 3/1/14 ......................................................  1,040,000          AA              1,167,837
  Series 1996, 6%, 3/1/17 ......................................................  1,410,000          AA              1,592,285
Municipal Assistance Corp. for New York City Revenue, Series I, 6.25%, 7/1/07 ..  1,575,000          AA              1,782,821
Nassau County, NY, General Obligation:
  Series A, 6%, 7/1/11 (c) .....................................................  1,780,000          AAA             2,000,524
  Series 1993G, 5.4%, 1/15/10 (c) ..............................................  1,655,000          AAA             1,761,913
New York State Dormitory Authority Revenue, 6.5%, 2/15/11 ......................  1,000,000          AAA             1,150,320
New York City Housing Authority, Multi-Family Revenue:
  Series A, 5.35%, 7/1/07 ......................................................    500,000          A                 514,400
  Series A, 5.65%, 7/1/10 ......................................................  1,000,000          A               1,036,150
New York City Municipal Water Finance Authority, Water & Sewer System:
  Series A, 5.125%, 6/15/21 ....................................................  1,000,000          A                 976,710
  1993 Series A, 5.875%, 6/15/13 (c) ...........................................  2,750,000          AAA             3,053,628
New York City Transitional Finance Authority, Revenue Bonds, Series A,
  5%, 8/15/27 ..................................................................  2,000,000          AA              1,928,320
New York City, Industrial Development Agency:
  Brooklyn Navy Yard, Revenue Bonds, 6.2%, 10/1/22 .............................  1,250,000          BBB             1,399,638
  Civil Facility Revenue, YMCA Greater New York Project:
   Series 1997, 6%, 8/1/06 .....................................................    580,000          BBB               621,540
   Series 1997, 5.85%, 8/1/08 ..................................................    600,000          BBB               638,226
   Series 1997, 5.8%, 8/1/16 ...................................................  1,000,000          BBB             1,043,480
  Japan Air Lines, Series 1996, 6%, AMT, 11/1/15 (c) ...........................  1,000,000          AAA             1,068,740
New York City, NY, General Obligation:
  6.25%, 4/15/07 (c) ...........................................................  2,000,000          AAA             2,249,620
  6%, 4/15/09 ..................................................................  2,000,000          AAA             2,167,400
  7.25%, 8/15/07 ...............................................................  2,250,000          A               2,662,920
  NC Series 1996 A, 6.25%, 8/1/09 ..............................................  5,175,000          BBB             5,737,264
  Series 1996 A, 7%, 8/1/05 ....................................................  5,000,000          BBB             5,709,300
  Series B, 7.5%, 2/1/05 .......................................................  2,500,000          A               2,786,666

    The accompanying notes are an integral part of the financial statements.


                       21 - Scudder New York Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
  Series 1996 A, 7%, 8/1/06 ....................................................  5,000,000          BBB             5,770,050
  Series B, 8.25%, 6/1/06 ......................................................  2,750,000          A               3,391,410
  Series B1, Prerefunded 7.3%, 8/15/10 .........................................     45,000          AAA                52,933
  Series E, 8%, 8/1/05 (c) .....................................................    330,000          AAA               402,818
  Series L, 5.625%, 8/1/07 .....................................................  3,250,000          A               3,459,625
New York City, NY, Industrial Development Agency:
  Civil Facilities, USTA National Tennis Center:
   6.1%, 11/15/04 (c) ..........................................................  1,215,000          AAA             1,339,805
   6.25%, 11/15/06 (c) .........................................................  3,000,000          AAA             3,358,800
  Visy Paper Inc. Project, Series 1995, 7.95%, 1/1/28 ..........................  2,250,000          NR              2,622,533
New York State Dormitory Authority Revenue:
  6.5%, 5/15/06 ................................................................  2,000,000          BBB             2,256,440
  5.75%, 7/1/09 (c) ............................................................  1,000,000          AAA             1,097,270
  6.5%, 2/15/10 ................................................................  1,500,000          A               1,719,840
  6%, 2/15/12 ..................................................................  2,500,000          A               2,747,800
  College and University Pooled Capital Program, 7.8%,12/1/05 (c) ..............  3,220,000          AAA             3,353,855
  Columbia University, 5%, 7/1/15 ..............................................  2,500,000          AAA             2,471,350
  Columbia University, NY, Revenue, 6%, 7/1/10 .................................  1,000,000          A               1,083,530
  City University Series 1995A, 5.625%, 7/1/16 .................................  2,750,000          BBB             2,906,475
  City University System Series 1995 A, 5.625%, 7/1/16 (c) .....................  1,100,000          AAA             1,187,076
  Mental Health Services Facilities Series 1997 B, 5.625%, 2/15/21 (c) .........    500,000          AAA               519,130
  Montefiore Medical Center, Series 1996:
   6%, 8/1/08 (c) ..............................................................  2,000,000          AAA             2,231,580
   6%, 2/1/09 (c) ..............................................................  2,000,000          AAA             2,231,220
  Mt. Sinai School of Medicine, Series B, 5.7%, 7/1/11 (c) .....................  1,825,000          AAA             2,001,441
  Nyack Hospital:
   NC, Series 1996, 6%, 7/1/06 .................................................  1,000,000          A               1,078,050
   Series 1996, 6.25%, 7/1/13 ..................................................    500,000          A                 536,735
  Pace University:
   6.5%, 7/1/08 (c) ............................................................  1,360,000          AAA             1,576,417
   6.5%, 7/1/09 (c) ............................................................    555,000          AAA               646,225
  Saint Josephs Hospital, Series 1997, 5.25%, 7/1/18 (c) .......................  1,000,000          AAA               999,910
  State University Educational Facility, Series A, 5.875%, 5/15/11 .............  2,250,000          BBB             2,460,353
  State University, Series 1993A, 5.875%, 5/15/11 (c) ..........................    380,000          AAA               422,153
  Upstate Community College, 5.8%, 7/1/06 ......................................  1,075,000          BBB             1,152,733

    The accompanying notes are an integral part of the financial statements.


                       22 - Scudder New York Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
New York State Environmental Facilities Corporation:
  NC Series 1994, 5.75%, 6/15/10 ...............................................  1,750,000          AA              1,917,353
  State Water Revolving Fund, Series D, 6.9%, 5/15/15 ..........................  1,630,000          AAA             1,870,996
  Special Obligation Revenue, Riverbank State Park:
   Series 1996, 6.25%, 4/1/07 (c) ..............................................  2,055,000          AAA             2,320,362
   Series 1996, 6.25%, 4/1/08 (c) ..............................................  2,185,000          AAA             2,482,663
New York State Health Facilities Authority, 6.375%, 11/1/04 ....................  2,000,000          BBB             2,200,780
New York State Mortgage Agency Revenue, AMT, Series 1994, 6.8%, 10/1/05 ........  1,000,000          AA              1,067,510
New York State Throughway Authority General Revenue, Capital Appreciation
  Special Obligation, Series 1991 A, Zero Coupon, 1/1/06 .......................  2,905,000          NR              2,002,271
New York State Urban Development Corp. Revenue:
  5.7%, 4/1/09 (c) .............................................................  4,250,000          AAA             4,627,060
  5.5%, 1/1/14 (c) .............................................................  2,000,000          AAA             2,128,220
  Correctional Capital Facilities, NC Series 95, 5.375%, 1/1/15 (c) ............  2,000,000          AAA             2,040,140
  Series 1996 A, 6.25%, 4/1/05 (c) .............................................  1,375,000          AAA             1,525,961
New York, Brooksdale Hospital Medical Center, Revenue Bonds, 5.2%, 2/15/16 .....  2,000,000          A               1,966,520
New York, Revenue Bonds:
  Crouse Health Hospital, 5.25%, 1/1/16 ........................................  1,000,000          BBB               982,360
  Crouse Health Hospital, 5.375%, 1/1/23 .......................................  1,000,000          BBB               989,110
  Local Government Assistance Corporation, 5.25%, 4/1/16 (c) ...................  1,185,000          AAA             1,231,345
  Presbyterian Hospital, 5.5%, 2/1/10 (c) ......................................  2,000,000          AAA             2,127,000
  St. Clare's Hospital of New York City, 5.125%, 2/15/12 .......................    500,000          AAA               493,380
  Urban Development Corporation, Correctional Facilities, 5%, 1/1/28 ...........  1,000,000          AAA               949,520
  Vassar Brothers Hospital, 5.5%, 7/1/08 (c) ...................................  1,000,000          AAA             1,068,600
Niagara County, NY, General Obligation, 7.1%, 2/15/11 (c) ......................    500,000          AAA               613,240
Niagara Falls, NY, Water Treatment Plant, Subject to AMT:
  7%, 11/1/03 (c) ..............................................................  2,260,000          AAA             2,558,727
  8.5%, 11/1/05 (c) ............................................................  2,140,000          AAA             2,683,132
  8.5%, 11/1/06 (c) ............................................................  1,240,000          AAA             1,582,724
Oswego County, NY, General Obligation Series 1991, 6.7%, 6/15/12 ...............  1,100,000          A               1,311,090
Port Authority of New York & New Jersey:
  NC Series 1996, 7%, 10/1/07 ..................................................  3,500,000          NR              3,966,200
  Special Obligation Revenue, JFK International Air Terminal:
   6.25%, 12/1/10 (c) ..........................................................  2,500,000          AAA             2,838,325
   6.25%, 12/1/11 (c) ..........................................................  2,500,000          AAA             2,846,550

    The accompanying notes are an integral part of the financial statements.


                       23 - Scudder New York Tax Free Fund

                                                                                                    Credit
                                                                                   Principal      Rating (b)         Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Shenendehowa Central School District, NY, Clifton Park:
  6.85%, 6/15/08 (c) ...........................................................    350,000          AAA               417,193
  6.85%, 6/15/09 (c) ...........................................................    350,000          AAA               418,527
Suffolk County, NY, Industrial Development Agency, Southwest Sewer System,
  6%, 2/1/07 (c) ...............................................................    500,000          AAA               553,365
Troy, New York, Municipal Assistance Corporation:
  Series 1996 A, 5%, 1/15/16 (c) ...............................................    500,000          AAA               492,435
  Series 1996 A, 5%, 1/15/22 (c) ...............................................  2,130,000          AAA             2,069,231
  Zero Coupon Series, 1996 A, 1/15/07 (c) ......................................    650,000          AAA               441,110
  Zero Coupon Series, 1996 A, 7/15/07 (c) ......................................    650,000          AAA               431,490
  Zero Coupon Series, 1996 A, 1/15/08 (c) ......................................    750,000          AAA               484,223
  Zero Coupon Series, 1996 A, 1/15/09 (c) ......................................    650,000          AAA               398,359
  Zero Coupon Series, 1996 A, 7/15/09 (c) ......................................    350,000          AAA               209,689
  Zero Coupon Series, 1996 A, 7/15/10 (c) ......................................    600,000          AAA               339,420
Valley Central School District, Montgomery, NY, 7.15%, 6/15/08 (c) .............    625,000          AAA               757,000
Puerto Rico
Commonwealth of Puerto Rico, General Obligation, 4.5%, 7/1/23 ..................  1,000,000          A                 899,540
Virgin Islands
Virgin Islands, Special Tax Bonds, Hugo Bonds, 7.75%, 10/1/06 ..................  1,310,000          NR              1,457,139
Virgin Islands, General Obligation, Public Finance Authority, Mortgage
  Fund Loan Notes, Series 1992 A, 7%, 10/1/02 ..................................    500,000          BBB               549,770
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $175,131,640)                                                          188,628,842
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $179,331,640) (a)                                                       192,828,842
------------------------------------------------------------------------------------------------------------------------------

 (a) The cost for federal income tax purposes was $179,335,012. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $13,493,830. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,558,942 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $65,112.

 (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined by the Investment Adviser to be of comparable quality to rated eligible securities.

  (c) Bond is insured by one of these companies: AMBAC, FGIC, FSA, FHA or MBIA/BIG.

      AMT: Alternative minimum tax

    The accompanying notes are an integral part of the financial statements.


                       24 - Scudder New York Tax Free Fund

--------------------------------------------------------------------------------

    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

   ** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of March 31, 1998.

    The accompanying notes are an integral part of the financial statements.


                       25 - Scudder New York Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $179,331,640) ..............       $ 192,828,842
                 Cash ...............................................................             393,425
                 Interest receivable ................................................           2,972,427
                 Receivable for Fund shares sold ....................................             267,814
                 Other assets .......................................................               5,475
                                                                                           ----------------
                 Total assets .......................................................         196,467,983
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Dividends payable ..................................................             263,125
                 Payable for Fund shares redeemed ...................................             328,312
                 Accrued management fee .............................................             108,054
                 Other payables and accrued expenses ................................              37,096
                                                                                           ----------------
                 Total liabilities ..................................................             736,587
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 195,731,396
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Unrealized appreciation (depreciation) on investments ..............          13,497,202
                 Accumulated net realized gain (loss) ...............................          (6,609,127)
                 Paid-in capital ....................................................         188,843,321
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 195,731,396
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($195,731,396 / 17,368,966 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ......................................................              $11.27
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                       26 - Scudder New York Tax Free Fund

                             Statement of Operations
                            year ended March 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...........................................................       $  10,294,704
                                                                                           ----------------
                 Expenses:
                 Management fee .....................................................           1,184,089
                 Services to shareholders ...........................................             166,409
                 Custodian and accounting fees ......................................              96,374
                 Trustees' fees and expenses ........................................              18,117
                 Auditing ...........................................................              30,585
                 Reports to shareholders ............................................              33,696
                 Legal ..............................................................              13,244
                 Registration fees ..................................................               6,655
                 Other ..............................................................               9,876
                                                                                           ----------------
                                                                                                1,559,045
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          8,735,659
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ........................................................             680,031
                 Futures ............................................................             (10,387)
                 Options ............................................................             (16,537)
                                                                                           ----------------
                                                                                                  653,107
                 Net unrealized appreciation (depreciation) during the period on
                   investments ......................................................          10,291,177
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investments                                                10,944,284
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  19,679,943
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                       27 - Scudder New York Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                        Years Ended March 31,
Increase (Decrease) in Net Assets                                                      1998              1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ......................................     $   8,735,659     $   9,246,365
                 Net realized gain (loss) from investment transactions ......           653,107         1,006,614
                 Net unrealized appreciation (depreciation) on
                   investment transactions ..................................        10,291,177        (1,348,644)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ...............................................        19,679,943         8,904,335
                                                                                 ----------------  ----------------
                 Distributions to shareholders from net investment
                   income ...................................................        (8,735,659)       (9,246,365)
                                                                                 ----------------  ----------------
                 Distributions to shareholders from net realized gains ......          (254,878)         (174,661)
                                                                                 ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..................................        47,326,586        29,307,330
                 Net asset value of shares issued to shareholders in
                   reinvestment of  distributions ...........................         5,891,191         6,202,562
                 Cost of shares redeemed ....................................       (48,822,944)      (45,999,331)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions .............................................         4,394,833       (10,489,439)
                                                                                 ----------------  ----------------
                 Increase (decrease) in net assets ..........................        15,084,239       (11,006,130)
                 Net assets at beginning of period ..........................       180,647,157       191,653,287
                                                                                 ----------------  ----------------
                 Net assets at end of period ................................     $ 195,731,396     $ 180,647,157
                                                                                 ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..................        16,986,861        17,964,551
                                                                                 ----------------  ----------------
                 Shares sold ................................................         4,258,999         2,742,130
                 Shares issued to shareholders in reinvestment of
                   distributions ............................................           530,284           580,341
                 Shares redeemed ............................................        (4,407,178)       (4,300,161)
                                                                                 ----------------  ----------------
                 Net increase (decrease) in Fund shares .....................           382,105          (977,690)
                                                                                 ----------------  ----------------
                 Shares outstanding at end of period ........................        17,368,966        16,986,861
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                       28 - Scudder New York Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                     Years Ended March 31,
                                      1998     1997    1996     1995     1994     1993     1992    1991     1990    1989
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of       ----------------------------------------------------------------------------------------
   period .........................  $10.63   $10.67  $10.38   $10.32   $11.40   $10.98   $10.73  $10.60   $10.53  $10.39
Income from investment operations:  ----------------------------------------------------------------------------------------
Net investment income .............     .51      .53     .53      .52      .54      .61      .65     .67      .69     .72
Net realized and unrealized gain
   (loss) on investment
   transactions ...................     .66    (.03)     .29      .11    (.35)     1.03      .50     .13      .16     .14
Total from investment               ----------------------------------------------------------------------------------------
   operations .....................    1.17      .50     .82      .63      .19     1.64     1.15     .80      .85     .86
Less distributions:                 ----------------------------------------------------------------------------------------
From net investment income ........    (.51)    (.53)   (.53)    (.52)    (.54)    (.61)    (.65)   (.67)    (.69)   (.72)
From paid-in capital ..............      --       --      --       --       --       --       --      --     (.08)     --
From net realized gains ...........    (.02)    (.01)     --       --     (.67)    (.61)    (.25)     --     (.01)     --
In excess of net realized gains ...      --       --      --     (.05)    (.06)      --       --      --       --      --
                                    ----------------------------------------------------------------------------------------
Total distributions ...............    (.53)    (.54)   (.53)    (.57)   (1.27)   (1.22)    (.90)   (.67)    (.78)   (.72)
                                    ----------------------------------------------------------------------------------------
Net asset value, end of             ----------------------------------------------------------------------------------------
   period .........................  $11.27   $10.63  $10.67   $10.38   $10.32   $11.40   $10.98  $10.73   $10.60  $10.53
                                    ----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ..................   11.20     4.76    7.95     6.39     1.31    15.60    11.11    7.79     8.18    8.55
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ...................     196      181     192      194      207      201      159     142      132     123
Ratio of operating expenses to
   average daily net assets (%) ...     .83      .83     .82      .82      .82      .82      .87     .91      .89     .89
Ratio of net investment
   income to average daily
   net assets (%) .................    4.65     4.95    4.91     5.13     4.80     5.36     5.96    6.29     6.39    6.89
Portfolio turnover rate (%) .......    28.8     71.0    80.5     83.8    158.0    201.4    168.2   224.9    114.3   132.1


                       29 - Scudder New York Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder New York Tax Free Money Fund ("Tax Free Money Fund"), a nondiversified fund, and New York Tax Free Fund ("Tax Free Fund"), a diversified fund, are each a series of Scudder State Tax Free Trust (the "Trust") which is organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Tax Free Money Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and pursuant to which Tax Free Money Fund must adhere to certain conditions. Under this method, which does not take into account unrealized gains and losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Tax Free Fund's portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market investments purchased with an original maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Tax Free Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Tax Free Fund to the issuer and no interest accrues to the Tax Free Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended March 31, 1998, the Tax Free Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Tax Free Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Tax Free Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Tax Free Fund. When entering into a closing transaction, the Tax Free Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.


                    30 - Scudder New York Tax Free Money Fund
                         Scudder New York Tax Free Fund

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Tax Free Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Tax Free Fund if the option is exercised. During the year ended March 31, 1998, the Tax Free Fund wrote call options on interest rate futures as a hedge against potential adverse price movements in the value of portfolio assets and purchased call options on interest rate futures to manage the duration of the portfolio.

If the Tax Free Fund writes an option and the option expires unexercised, the Tax Free Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Tax Free Fund elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Tax Free Fund purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Tax Free Fund elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Tax Free Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised the Tax Free Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Tax Free Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Tax Free Fund writes a covered call option, the Tax Free Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Tax Free Fund writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Tax Free Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Tax Free Fund's ability to close out an option contract prior to the expiration date and, that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of their taxable and tax-exempt income


                   31 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund
to their shareholders. Accordingly, the Funds paid no federal income taxes and no provisions for federal income taxes were required.

As of March 31, 1998, the Tax Free Money Fund had a net tax basis capital loss carryforward of approximately $52,500, which may be applied against any realized net taxable capital gains of each succeeding year until full utilized or until March 31, 2000 ($800), March 31, 2001 ($1,700), March 31, 2002 ($3,500), March
31, 2003 ($43,200) and March 31, 2004 ($3,300), the respective expiration dates, whichever occurs first.

As of March 31, 1998, the Tax Free Fund had a net tax basis capital loss carryforward of approximately $5,700,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($3,320,000) and March 31, 2004 ($2,380,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Funds is declared as dividends to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in options, futures, and certain securities sold at a loss for the Tax Free Fund. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

For the year ended March 31, 1998, purchases and sales of long-term municipal securities aggregated $58,882,798 and $50,113,507, respectively, for Tax Free Fund.

The aggregate face value of futures contracts both opened and closed during the year ended March 31, 1998 amounted to $19,696,125 and $19,696,125, respectively, for Tax Free Fund.

Transactions in written call options on interest rate futures for the year ended March 31, 1998 were as follows:

                                           Number of Contracts      Premiums Received ($)
                                           -------------------      ---------------------
      Outstanding at March 31, 1997 .....             --                        --
      Contracts written .................            300                    54,150
      Contracts closed ..................           (300)                  (54,150)
      -------------------------------------------------------------------------------------
      Outstanding at March 31, 1998 .....             --                        --
                                                ========                  ========


                   32 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Funds' Investment Management Agreements with Scudder. However, new Investment Management Agreements (the "Management Agreements") between the Funds and Scudder Kemper were approved by the Funds' Board of Trustees and by the Funds' Shareholders. The Management Agreements, which are effective December 31, 1997, are the same in all material respects as the corresponding previous Investment Management Agreements, except that Scudder Kemper is the new investment adviser to the Funds.

Each Fund has entered into an Investment Advisory Agreement (each an "Agreement" and collectively the "Agreements") with Scudder Kemper, under which each Fund agrees to pay the Adviser a fee computed and accrued daily and paid monthly. The annual rate is 0.50% of the average daily net assets of Tax Free Money Fund and 0.625% of the first $200,000,000 of the average daily net assets, and 0.60% of such net assets in excess of $200,000,000 for Tax Free Fund. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by each Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreements. For the year ended March 31, 1998, the fee for Tax Free Fund pursuant to the Agreement amounted to $1,184,089, which was equivalent to an annual effective rate of 0.63% of the Fund's average daily net assets.

With respect to Tax Free Money Fund, the Adviser has agreed not to impose all or a portion of its management fee until July 31, 1998 and during such period to maintain the annualized expenses of the Tax Free Money Fund at not more than 0.60% of average daily net assets. For the year ended March 31, 1998, the Adviser did not impose a portion of its fee amounting to $122,374 and the portion imposed amounted to $215,318.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Tax Free Money Fund and Tax Free Fund. For the year ended March 31, 1998, SFAC imposed fees amounting to $30,000 and $52,711 of which $2,500 and $4,655 are unpaid at March 31, 1998 for the Tax Free Money Fund and Tax Free Fund, respectively.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Funds. For the year ended March 31, 1998, $57,141 and $118,928 were charged by SSC to Tax Free Money Fund and Tax Free Fund, of which $4,445 and $9,933 were unpaid at March 31, 1998, respectively.

Each Fund pays each Trustee not affiliated with the Adviser an annual retainer, allocated between the Funds, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1998, Trustees' fees aggregated $16,816 and $18,117 for both the Tax Free Money Fund and Tax Free Fund, respectively.


                   33 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund:

We have audited the accompanying statements of assets and liabilities of Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund, including the investment portfolios, as of March 31, 1998 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund as of March 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
May 5, 1998


                   34 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                                 Tax Information

Of the dividends paid by Scudder New York Tax Free Money Fund and Scudder New York Tax Free Fund from net investment income for the taxable year ended March 31, 1998, 100% constituted exempt interest dividends for regular federal income tax and New York State and New York City income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                   35 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder New York Tax Free Money Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For            Against         Abstain        Broker Non-Votes*
         ---            -------         -------        -----------------

      33,831,980       1,417,392       2,188,301               0

2.    To elect Trustees.

                                                     Number of Votes:
                                                     ----------------

                      Trustee                 For                      Withheld
                      -------                 ---                      --------

         Henry P. Becton, Jr.              35,314,542                 2,123,131

         Dawn-Marie Driscoll               35,319,498                 2,118,175

         Peter B. Freeman                  35,314,542                 2,123,131

         George M. Lovejoy, Jr.            35,311,492                 2,126,181

         Wesley W. Marple, Jr.             35,242,773                 2,194,900

         Daniel Pierce                     35,174,266                 2,263,407

         Kathryn L. Quirk                  35,316,294                 2,121,379

         Jean C. Tempel                    35,247,729                 2,188,857

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For            Against         Abstain        Broker Non-Votes*
         ---            -------         -------        -----------------

      29,460,796       2,744,564       5,232,313               0

                   36 - Scudder New York Tax Free Money Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against         Abstain        Broker Non-Votes*
         ---            -------         -------        -----------------

      29,745,962       2,126,136       5,217,682               0

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ----------

         5.1   Diversification                 29,389,301        2,342,207        5,706,166             0
         5.2   Borrowing                       29,353,597        2,377,911        5,706,166             0
         5.3   Senior securities               29,389,301        2,342,207        5,706,166             0
         5.4   Concentration                   29,356,914        2,374,594        5,706,166             0
         5.5   Loans                           29,351,633        2,379,875        5,706,166             0
         5.6   Underwriting of securities      29,389,301        2,342,207        5,706,166             0
         5.7   Investment in real estate       29,389,301        2,342,207        5,706,166             0
         5.8   Purchase of physical            29,389,301        2,342,207        5,706,166             0
               commodities
         5.9   Investment in New York          29,372,925        2,358,582        5,706,166             0
               municipal securities
         5.10  Tax diversification             29,389,301        2,342,207        5,706,166             0

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        34,767,725                  908,667                   1,761,281

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                   37 - Scudder New York Tax Free Money Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder New York Tax Free Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      10,162,351       496,495         998,063                 0

2.    To elect Trustees.


                                                    Number of Votes:
                                                    ----------------

                      Trustee                For                      Withheld
                      -------                ---                      --------

         Henry P. Becton, Jr.             11,026,957                  629,952

         Dawn-Marie Driscoll              10,931,362                  725,547

         Peter B. Freeman                 11,028,292                  628,617

         George M. Lovejoy, Jr.           11,029,367                  627,542

         Wesley W. Marple, Jr.            11,024,275                  632,634

         Daniel Pierce                    11,026,424                  630,486

         Kathryn L. Quirk                 10,920,216                  736,694

         Jean C. Tempel                   11,021,836                  635,073

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For           Against          Abstain        Broker Non-Votes*
         ---           -------          -------        -----------------

      9,079,306        913,360         1,149,355            514,888

                      38 - Scudder New York Tax Free Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against         Abstain        Broker Non-Votes*
         ---            -------         -------        -----------------

      9,385,178         740,926        1,112,926            492,217

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                      Broker
             Fundamental Policies                 For             Against          Abstain          Non-Votes*
             --------------------                 ---             -------          -------          ----------

         5.1   Diversification                 9,384,454          749,031         1,008,536          514,888
         5.2   Borrowing                       9,365,005          765,746         1,011,270          514,888
         5.3   Senior securities               9,371,657          761,828         1,008,538          514,888
         5.4   Concentration                   9,372,232          758,519         1,011,270          514,888
         5.5   Loans                           9,375,268          758,217         1,008,536          514,888
         5.6   Underwriting of securities      9,385,412          750,069         1,006,540          514,888
         5.7   Investment in real estate       9,387,401          748,080         1,006,540          514,888
         5.8   Purchase of physical            9,385,218          750,263         1,006,540          514,888
               commodities
         5.9   Investment in New York          9,387,401          748,080         1,006,540          514,888
               municipal securities
         5.10  Tax diversification             9,385,412          750,069         1,006,540          514,888

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        10,424,271                  371,671                    860,967

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                      39 - Scudder New York Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration,
Northeastern University, College
of Business Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                   40 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                   41 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                   42 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund



Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York

                   43 - Scudder New York Tax Free Money Fund
                        Scudder New York Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

Shares of the Funds are not insured or guaranteed by the U.S. Government. Scudder New York Tax Free Money Fund seeks to maintain a constant net asset value of $1.00 per share but there can be no assurance that the stable net asset value will be maintained.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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